EXHIBIT 99.5
                                  SCHEDULE "E"

                          WAVERIDER COMMUNICATIONS INC.

                           SERIES "A" PROMISSORY NOTE


 Principal Amount:  US $o                      Effective Date:  October 19, 2001

Promise to Pay

         FOR VALUE RECEIVED, WaveRider Communications Inc. (the "Company"), a Nevada corporation, acknowledges itself indebted and promises to pay, on demand, to the order of ________________ (the "Holder") the sum of o ($o) DOLLARS in lawful money of the United States of America. The amount owing under the terms of this Series "A" promissory note (the "Note") shall become due and payable on the date which is one year following the effective date set out above (the "Effective Date") of this Note (the "Maturity Date"); provided, however, that if the Maturity Date is not a day on which banks are open for business in Toronto (a "Business Day"), the Maturity Date shall be the next succeeding Business Day. The unpaid principal amount outstanding under the Note shall accrue and bear interest at a rate of 8% per annum, such interest being payable quarterly in arrears.

Redemption by the Company

         This Note may be redeemed in whole or in part at any time by the Company, subject to the payment of a repayment premium (the "Repayment Premium") and all accrued but unpaid interest. The Repayment Premium shall be equal to 15% of the outstanding principal for each year or part thereof that the principal is outstanding. Any redemption by the Company shall be made rateably to all holders of Notes. Promptly upon making any such determination, the Company shall give notice thereof to the Holder. All payments hereunder shall be credited, first, to accrued and unpaid interest, second, to the Repayment Premium and, third, to outstanding principal and shall be without set-off or counterclaim and without deduction or withholding for any taxes. All payments hereunder shall be made to the Holder at the address as may be designated by the Holder from time to time.

Right to Participate in Future Offering of Securities of the Company

         If, prior to the Maturity Date, the Company offers its securities for sale to the public, on a private placement basis or otherwise, the Holder shall have the option and right to participate in such an offering to the extent of the amount of the Note then outstanding (including all accrued but unpaid interest and the Repayment Premium).

Right to Demand Repayment of the Note

         If, prior to the Maturity Date, the Company: (a) completes a debt or equity financing for net proceeds of more than US$5,000,000, or (b) completes a consolidation, merger, amalgamation, arrangement or other reorganization or acquisition involving the Company and another corporation or other entity, as a result of which the successor corporation after completion of the transaction has working capital of more than US$5,000,000, the Holder shall have the right to demand repayment of the Note (including all accrued but unpaid interest and the Repayment Premium).

         In the event that prior to the Maturity Date the Company (a) offers its securities for sale to the public, on a private placement basis or otherwise,
(b) completes a debt or equity financing for net proceeds of more than US$5,000,000, or (c) completes a consolidation, merger, amalgamation, arrangement or other reorganization or acquisition involving the Company and another corporation or other entity, as a result of which the successor corporation after completion of the transaction has working capital of more than US$5,000,000 (each of (a), (b) and (c) being referred to as a "Demand Event"), the Company shall give written notice to the Holder of the Demand Event within five (5) Business Days of such Demand Event being completed. The Holder shall then have five (5) Business Days from the date of receipt of the Company's notice in which to give written notice to the Company of his intention to either participate in the case of (a) or demand repayment of the Note in the case of
(b) or (c). Should the Company not receive any such notice from the Holder within the stipulated time, it will be deemed to not want to participate in the case of (a) or demand repayment of the Note in the case of (b) or (c).

Default

         Any one or more of the following shall constitute an "Event of Default" as the term is used herein:

         (a) if the Company makes default in the observance or performance of any written covenant or undertaking given by the Company to the Holder and such default is not rectified within fifteen
                  (15) Business Days of notice being delivered by the Holder to the Company;

         (b) if the Company makes default in payment of any indebtedness or liability of the Company to the Holder hereunder, when due;

         (c) any representation or warranty in any written statement or certificate furnished by the Company to the Holder at the time of the making of this Note or at any time in respect of this
                  Note is untrue or misleading in any material respect and such default continues for a period of fifteen (15) Business Days after written notice thereof by the Holder to the Company;

         (d) if an order is made or a resolution passed for the winding-up of the Company;

         (e)      if  the  Company  becomes   insolvent,   commits  any  act  of
                  bankruptcy or makes an authorized assignment or bulk sale of its assets;

         (f)      if any  proceedings  with respect to the Company are commenced
                  (i) under the Companies Creditors Arrangement Act (Canada) or any other bankruptcy, insolvency or analogous laws, (ii) issuing sequestration or process of execution against, or against any substantial part of, the property of the Company, or (iii) appointing a receiver of the Company or any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and such proceedings are consented to by the Company or not dismissed within sixty (60) days after commencement;

         (g) if any one or more of a trustee, receiver and manager, custodian, liquidator or other person with similar powers is appointed for the Company or for any part of its property and is not discharged within thirty (30) days of such appointment; or

         (h) if an encumbrancer takes lawful possession of any portion of the property of the Company which is material to the Company taken as a whole, or if any process of execution is levied or enforced upon or against a material portion of the property of the Company and remains unsatisfied for such period as would permit any such property to be sold thereunder, unless the Company actively and diligently contests in good faith such process, but in that event the Company shall, if the Holder so requires, give security which, in the discretion of the Holder, is sufficient to pay in full the amount thereby claimed in case the claim is held to be valid.

When any Event of Default has occurred, the Company shall give written notice to the Holder within five (5) Business Days of such Event of Default. When any Event of Default has occurred and is continuing, the Holder may, by notice in writing delivered to the Company, declare the entire principal amount of this Note, together with all accrued and unpaid interest hereunder and the Repayment Premium, if any, to be, and this Note shall thereupon become, immediately due and payable without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company.

Upon the occurrence of an Event of Default, and at any time thereafter unless and until such Event of Default has been waived by the Required Lenders ("Required Holders" means, at any time, Holders which are then in compliance with their obligations under the Agency Agreement entered into between the Holder and William E. Krebs, acting as agent for the Holder, of even date herewith (as determined by the Agent) and holding Notes representing more than 50% of the aggregate outstanding principal amount of all outstanding Notes) or cured to the satisfaction of the Required Lenders, the Agent shall, upon the request and direction of the Required Lenders, by written notice to the Company take any of the following actions:

(i) Acceleration. Declare the unpaid principal of, the Repayment Premium, if any, and any accrued interest in respect of all Notes and any and all other obligations of any and every kind owing by the Company to the Holder under any Security Document ("Security Documents" refer to the guarantee agreement entered into between the Agent and WaveRider Communications (Canada) Inc. and the general security agreements entered into between the Agent and each of the Company and WaveRider Communications (Canada) Inc.) to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company; and

(ii) Enforcement of Rights. Enforce any and all rights and interests created and existing under the Security Documents and all rights of set-off.

         Notwithstanding the foregoing, if an Event of Default specified in Section (f) shall occur, then all Obligations owing to the Holder hereunder shall automatically and immediately become due and payable without the giving of any notice or other action by the Holder or the Agent.

General

         The Holder shall not assign any of its rights or obligations hereunder without the prior written consent of the Company, which consent is not to be unreasonably withheld. Upon surrender to the Company of this Note for partial transfer, the Holder shall be entitled to receive, without expense to the Holder, one or more new Notes representing the portion of the Note which is not transferred. This Note shall be binding upon the Company and its successors and assigns including any successor by reason of amalgamation of or any other change in the Company and shall enure to the benefit of the Holder and his successors and assigns. The Company shall not assign any of its rights or obligations hereunder without the prior written consent of the Holder, which consent is not to be unreasonably withheld.

         The Company agrees to remain fully bound until this Note shall be fully paid and waives demand, presentment and protest, and all notices hereto, including notice of dishonour, and further agrees to remain bound, notwithstanding any extension, modification, waiver, or other indulgence or discharge or release of any obligor hereunder. No failure to accelerate the debt evidenced hereby, and no indulgence that may be granted from time to time, shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of the Holder thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by law. No extension of time for the payment of this Note shall operate to release, discharge, modify, change or affect the original liability of the Company under this Note, either in whole or in part, unless the Holder agrees otherwise in writing. No modification or indulgence by the Holder shall be binding unless in writing.

         If one or more of the provisions contained herein shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         All references to currency herein mean the lawful money of the United States of America.

         This Note shall be construed, governed and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.


                                    WAVERIDER COMMUNICATIONS INC.


                                    Per:   _______________________________